UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 30, 2010
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The disclosure set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
On September 30, 2010, Michael Baker Corporation (the “Company”) announced that the Company entered into a credit agreement dated September 30, 2010 (the “Agreement”) that provides for a $125 million revolving credit facility with a $50 million accordion option with a bank group led by Citizens Bank of Pennsylvania, as administrative agent, sole bookrunner and sole lead arranger, and joined by PNC Bank, National Association, as syndication agent, and Wells Fargo Bank, National Association. The new arrangement increases the Company’s existing credit capacity by $65 million.
The credit facility will be used by the Company for general corporate and working capital purposes, including future acquisitions. The credit facility includes a (i) $5 million swing line facility and (ii) $20 million sub-facility for the issuance of letters of credit. The credit facility has a five-year term ending September 30, 2015. Interest on the revolving credit loans and swing line loans will be based on LIBOR rates. The Agreement contains usual and customary negative covenants for transactions of this type, as well as financial covenants regarding minimum leverage ratio and interest and rent coverage ratio. The Agreement also contains usual and customary provisions regarding acceleration. In the event of certain defaults by the Company under the credit facility, the lenders will have no further obligation to extend credit and, in some cases, any amounts owed by the Company under the credit facility will automatically become immediately due and payable.
The foregoing description of the credit facility consummated pursuant to the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 8.01. Other Events.
On October 4, 2010, the Company issued a press release announcing the Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

10.1	Credit Agreement dated September 30, 2010 by and between the Company and Citizens Bank of Pennsylvania, PNC Bank, National Association and Wells Fargo Bank, National Association
99.1	Press release dated October 4, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION
By:	/s/ Michael J. Zugay
Michael J. Zugay
Executive Vice President and Chief Financial Officer

Date: October 6, 2010

EXHIBIT INDEX

Number	Description	Method of Filing

10.1	Credit Agreement dated September 30, 2010 by and between the Company and Citizens Bank of Pennsylvania, PNC Bank, National Association and Wells Fargo Bank, National Association	Filed herewith.
99.1	Press Release dated October 4, 2010	Filed herewith.